Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is entered into as of April 23, 2013, to be effective upon completion of the initial public offering (“IPO”) of Hannon Armstrong Sustainable Infrastructure Capital, Inc., a Maryland corporation (the “Company”), by and among the Company and the persons listed on Schedule I hereto (such persons, in their capacity as holders of Registrable Securities (as defined herein), the “Initial Holders” and each, an “Initial Holder”).

RECITALS

WHEREAS, in connection with the IPO of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), the Company and Hannon Armstrong Sustainable Infrastructure Capital, L.P., a Delaware limited partnership (the “Operating Partnership”), have concurrently engaged in certain formation transactions (the “Formation Transactions”), pursuant to which the Initial Holders have concurrently received Common Stock and/or common units of limited partnership interest in the Operating Partnership (including LTIP Units (as defined herein)) (the “Common OP Units”) as set forth opposite each Initial Holder’s name on Schedule I;

WHEREAS, upon the terms and subject to the conditions contained in the Operating Partnership Agreement (as defined below), Common OP Units will be redeemable for cash or, at the Company’s option, exchangeable for shares of Common Stock, beginning 180 days following the Company’s IPO for the MissionPoint Parties (as defined herein) and one-year for the non-MissionPoint Party Holders; and

WHEREAS, in connection with the Formation Transactions, the Company has agreed to grant the Holders (as defined herein) the registration rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to be closed.

“Commission” means the Securities and Exchange Commission.

“Common OP Units” has the meaning set forth in the recitals.

“Common Stock” has the meaning set forth in the recitals.

“Demand Notice” has the meaning set forth in Section 2.1(a).

“Demand Offering” means an underwritten offering of Common Stock pursuant to a Demand Registration or Underwritten Offering Demand.

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Demand Registration Statement” has the meaning set forth in Section 2.1(a).

“Eligible Assignee” has the meaning set forth in Section 3.4.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority or other successor organization.

“Formation Transactions” has the meaning set forth in the recitals.

“Fund I” means Mission Point HA Parallel Fund I, LLC.

“Fund II” means MissionPoint HA Parallel Fund II, LLC.

“Fund III” means MissionPoint HA Parallel Fund III, LLC.

“Holder” means (i) any Initial Holder for so long as he, she or it holds Registrable Securities directly, (ii) any investor in any of Fund I, Fund II or Fund III to whom Registrable Securities are distributed by a MissionPoint Initial Holder for so long as such investor holds Registrable Securities, or (iii) any Eligible Assignee of Registrable Securities who becomes a party to this Agreement pursuant to Section 3.4 of this Agreement for so long as such Eligible Assignee holds Registrable Securities.

“Initial Holder” or “Initial Holders” has the meaning set forth in the preamble.

“Indemnified Party” has the meaning set forth in Section 2.10.

“Indemnifying Party” has the meaning set forth in Section 2.10.

“IPO” has the meaning set forth in the preamble.

“Liabilities” has the meaning set forth in Section 2.8.

“LTIP Units” has the meaning set forth in the Operating Partnership Agreement.

“Market Value” means, with respect to the Common Stock, the average of the daily market price for the ten consecutive trading days immediately preceding the determination date. The market price of the Common Stock for each such trading day shall be: (i) if the Common Stock is listed or admitted to trading on any securities exchange or the over-the-counter market, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system, (ii) if the Common Stock is not listed or admitted to trading on any securities exchange or the over-the-counter market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if the Common Stock is not listed or admitted to trading on any securities exchange or the over-the-counter market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten days prior to the date in question, the Market Value of the Common Stock shall be determined by the Board of Directors of the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“MissionPoint” means MissionPoint Capital Partners LLC, an Affiliate of the Initial Holders.

“MissionPoint Initial Holders” means Fund I, Fund II and Fund III.

“MissionPoint Parties” means the MissionPoint Initial Holders and any Eligible Assignee of Common OP Units initially held by a MissionPoint Initial Holder.

“Notice and Questionnaire” has the meaning set forth in Section 2.1(b).

“Notice and Questionnaire Response Period” has the meaning set forth in Section 2.1(b).

“Offering” means a Demand Offering or Piggyback Offering.

“Offering Launch Date” for an Offering means the earliest of (i) the date of the filing a preliminary prospectus (or prospectus supplement) that is intended to be distributed to potential investors in the Offering, (ii) the public announcement of the commencement of the Offering or (iii) if applicable, the entrance into a binding agreement to sell securities being sold in the Offering to the underwriters for the Offering.

“Offering Notice” has the meaning set forth in Section 2.4(a).

“Operating Partnership” has the meaning set forth in the recitals.

“Operating Partnership Agreement” means the Agreement of Limited Partnership of the Operating Partnership, dated as of April 23, 2013, as the same may be amended, modified or restated from time to time.

“Piggyback Offering” means an underwritten offering of Common Stock registered under the Securities Act in connection with which the Holders have Piggyback Rights pursuant to this Agreement.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Piggyback Rights” has the meaning set forth in Section 2.4(a).

“Registrable Securities” means shares of Common Stock (i) received by an Initial Holder in the Formation Transactions, (ii) issued or issuable upon exchange of Common OP Units received by an Initial Holder in the Formation Transactions, (iii) received by a Holder pursuant to an equity award, granted under a Company adopted equity incentive plan, consisting of, or based upon, shares of Common Stock and (iv) any additional shares of Common Stock issued as a dividend or distribution on, in exchange for, or otherwise in respect of, shares that otherwise constitute Registrable Securities (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise), in each case upon original issuance thereof and at all times subsequent thereto, including upon the transfer thereof by the Initial Holder or any subsequent Holder; provided that shares of Common Stock shall cease to be Registrable Securities with respect to any Holder at the time such shares have been disposed of pursuant to a registration statement.

“Registration Statement” means a Demand Registration Statement or Resale Shelf Registration Statement.

“Resale Shelf Registration Statement” shall have the meaning set forth in Section 2.2(a).

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Rule 415” means Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Significant Holder” means any Holder of Registrable Securities that comprise at least 0.5% of the total outstanding shares of Common Stock on a fully diluted basis.

“Suspension Notice” has the meaning set forth in Section 2.13.

“Suspension Period” has the meaning set forth in Section 2.13.

“Underwritten Offering Demand” has the meaning set forth in Section 2.3(a).

“Underwritten Offering Demand Notice” has the meaning set forth in Section 2.3(a).

“Underwritten Offering Representative” has the meaning set forth in Section 2.3(a).

ARTICLE II

REGISTRATION AND OFFERING RIGHTS

Section 2.1. Demand Registration Rights. (a) No earlier than 30 days following the closing of the Company’s IPO and at any time prior to the date on which the Company files a Resale Shelf Registration Statement pursuant to Section 2.2, subject to Section 3.10, any one or more Significant Holder(s) may make a written request to the Company (a “Demand Notice”) to require the Company to use all commercially reasonable efforts to prepare and file a shelf registration statement on Form S-11 or such other form under the Securities Act then available to the Company (a “Demand Registration Statement”) registering the offering and resale of Registrable Securities by such Significant Holder(s) on a delayed or continuous basis pursuant to Rule 415 as further provided in Section 2.1(c), which Demand Registration Statement shall include all Registrable Securities of Holders who request such inclusion pursuant to Section 2.1(b) (a “Demand Registration”).

(b) Within ten Business Days following receipt by the Company of a Demand Notice and subject to Section 3.10, the Company shall provide all Holders (which following the written request of any MissionPoint Initial Holder in the Demand Notice shall include any investor in such MissionPoint Initial Holder to whom Registrable Securities will be distributed by such MissionPoint Initial Holder following the expiration of the lock-up agreements entered into in connection with the Company’s IPO) with a form of Notice and Questionnaire (the “Notice and Questionnaire”) to be completed by each Holder desiring to have any of such Holder’s Registrable Securities included in the Demand Registration Statement. Prior to receiving a Demand Notice, the Company will also provide its then current form of Notice and Questionnaire to any Holder upon request. The Notice and Questionnaire shall solicit information from each Holder regarding the number of Registrable Securities such Holder desires to include in the Demand Registration Statement and such other information relating to such Holder as the Company determines is reasonably required in connection with the Demand Registration Statement, including, without limitation, all information relating to such Holder required to be included in the Demand Registration Statement or that may be required in connection with applicable FINRA or other regulatory filings to be made in connection with the Demand Registration Statement. Subject to Section 3.10, the Company will include in the Demand Registration Statement any Registrable Securities requested to be included by any Holder who has delivered a duly completed and executed Notice and Questionnaire within 20 Business Days of the date on which the Company’s notice to such Holder was provided (the “Notice and Questionnaire Response Period”); provided that the Company will use all commercially reasonable efforts to include the Registrable Securities requested to be included by any Holder that delivers a duly completed and executed Notice and Questionnaire at least ten days prior to the anticipated effectiveness of the Demand Registration Statement. Following the distribution of the Notice and Questionnaire by the Company to all Holders in accordance with Section 2.1(b) and the effective date of the Demand Registration Statement, the Company shall no longer be required to prepare or file a Demand Registration Statement for any Registrable Securities held by a Significant Holder that did not timely and properly complete and return the Notice and Questionnaire requesting its Registrable Securities to be included in the effective Demand Registration Statement; provided that, following the effective date of the Demand Registration Statement and the receipt of a Demand Notice from a Significant Holder that did not timely and properly complete and return the Notice and Questionnaire, the Company shall use all commercially reasonable efforts to prepare and file a post-effective amendment to the Demand Registration Statement that includes the Registrable Securities held by such Significant Holder.

(c) Subject to Sections 2.13 and 3.10, the Company shall use all commercially reasonable efforts to file the Demand Registration Statement on or before the date that is the latest of (i) if the filing of the Demand Registration Statement is prohibited by Section 2.1(d), five Business Days following the expiration of the relevant lock-up agreement; (ii) 60 days following the Company’s receipt of the Demand Notice; and (iii) ten Business Days following the date on which the Company files its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013; provided, however, that if the date on which the Demand Registration Statement must be filed in accordance with the foregoing provision occurs within the ten Business Day period prior to the date on which the Company is required to file a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K with the Commission, the Company shall use all commercially reasonable efforts to file the Demand Registration Statement within ten Business Days following the date on which it files such Quarterly Report on Form 10-Q or Annual Report on Form 10-K with the Commission, which, in each case shall not count as one of the Company’s permitted suspensions for purposes of Section 2.13. Subject to Sections 2.13 and 3.10, the Company shall use all commercially reasonable efforts to cause the Demand Registration Statement to become effective as promptly as reasonably practicable after the filing thereof. The Company shall be required to maintain the effectiveness of the Demand Registration Statement and, subject to Sections 2.13 and 3.10, keep such Demand Registration Statement continuously effective until either (i) a Resale Shelf Registration Statement has been declared effective by the Commission, in accordance with Section 2.2, or (ii) none of the shares of Common Stock covered by the Demand Registration Statement are Registrable Securities; provided, further, that, notwithstanding the limitations set forth in Section 2.13, the Company shall not be required to maintain the effectiveness of the Demand Registration Statement during the 45-day period beginning on the date on which the Company is required to file its Annual Report on Form 10-K for the year ended December 31, 2013 with the Commission unless the Company receives a written request from a Significant Holder to maintain the effectiveness of the Demand Registration Statement during such period, in which case the Company shall use commercially reasonable efforts to maintain such effectiveness during such period. In the event, that the Company does not maintain the effectiveness pursuant to the terms of the prior sentence, such action shall not count as one of the Company’s permitted suspensions for purposes of Section 2.13.

(d) In addition to the provisions set forth in Section 2.13, the Company shall not be obligated to file a Demand Registration Statement during a period when the Holders are prohibited from selling their Registrable Securities or filing a registration statement with respect thereto pursuant to lock-up agreements (including lock-up agreements entered into by Holders in relation to the Company’s IPO) entered into (or that were required to be entered into) in connection with any underwritten offering conducted by the Company on its own behalf or on behalf of selling stockholders, unless the Holders have obtained the consent of the counterparties to such lock-up agreements.

(e) At any time following the one-year anniversary of the closing of the Company’s IPO and at a time when a Demand Registration Statement, a Resale Shelf Registration Statement (as defined herein) or other registration statement registering the resale of all of a Holder’s Registrable Securities is not effective, subject to Section 3.10, any one or more Significant Holder(s) may give a Demand Notice to the Company to require the Company to effect a Demand Registration pursuant to the terms of this Section 2.1. Any Demand Notice must specify (A) the Registrable Securities proposed to be registered and (B) the proposed method of distribution of such Registrable Securities, which may be by means of an underwritten offering. Subject to Section 2.5, the Company will have the right to include shares of Common Stock to be sold for its own account or shares owned by other holders of Common Stock in any Demand Registration Statement.

Section 2.2. Mandatory Shelf Registration Rights. (a) As soon as practicable after the date on which the Company first becomes eligible to register the resale of securities of the Company pursuant to Form S-3 under the Securities Act (or a similar or successor form established by the Commission), but in no event later than 45 calendar days thereafter, subject to Section 3.10, the Company shall prepare and file a registration statement registering the offer and resale of the Registrable Securities by all Holders on a delayed or continuous basis pursuant to Rule 415 (the “Resale Shelf Registration Statement”). The Company will have the right to include shares of Common Stock or other securities to be sold for its own account or other holders in the Resale Shelf Registration Statement subject to Section 2.5. Subject to Sections 2.13 and 3.10, the Company shall use all commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof, and, subject to Section 2.13, to keep such Resale Shelf Registration Statement (or a successor registration statement filed with respect to the Registrable Securities, which shall be deemed to be included within the definition of Resale Shelf Registration Statement for purposes of this Agreement) continuously effective for a period ending when all shares of Common Stock covered by the Resale Shelf Registration Statement are no longer Registrable Securities.

(b) At least 20 Business Days prior to the Company’s anticipated filing of the Resale Shelf Registration Statement, the Company shall provide notice to the Holders of such anticipated filing together with a form of the Notice and Questionnaire to be completed by each Holder desiring to have any of such Holder’s Registrable Securities included in the Resale Shelf Registration Statement. The Notice and Questionnaire provided shall solicit information from each Holder regarding the number of Registrable Securities such Holder desires to include in the Resale Shelf Registration Statement and such other information relating to such Holder as the Company determines is reasonably required in connection with the Resale Shelf Registration

Statement, including, without limitation, all information relating to such Holder required to be included in the Resale Shelf Registration Statement or that may be required in connection with applicable FINRA or other regulatory filings to be made in connection with the Resale Shelf Registration Statement. Any Holder that has not delivered a duly completed and executed Notice and Questionnaire within 15 Business Days after the Company provides the notice referred to above will not be entitled to have such Holder’s Registrable Securities included in the Resale Shelf Registration Statement; provided that, the Company will use all commercially reasonable efforts to include the Registrable Securities requested to be included by any Holder that delivers a duly completed and executed Notice and Questionnaire at least ten days prior to the anticipated effectiveness of the Resale Shelf Registration Statement. While the Resale Shelf Registration Statement is effective, within 90 days following the written request (accompanied by a duly completed and executed Notice and Questionnaire) of a Holder holding Registrable Securities that were not included in the Resale Shelf Registration Statement, the Company will file (and use all commercially reasonable efforts to have become effective promptly thereafter, to the extent applicable) a post-effective amendment, prospectus supplement or additional registration statement registering the offering and sale of such Holder’s Registrable Securities on a delayed or continuous basis pursuant to Rule 415 (which, following its effectiveness, shall be deemed to be included within the definition of Resale Shelf Registration Statement for purposes of this Agreement).

(c) After effectiveness of the Resale Shelf Registration Statement, upon the written request of an Eligible Assignee (accompanied by a duly completed and executed Notice and Questionnaire), the Company will promptly either (i) update the applicable information in the existing Resale Shelf Registration Statement by post-effective amendment or prospectus supplement thereto in order to permit such Holder to sell such Holder’s Registrable Securities thereunder or (ii) file (and use all commercially reasonable efforts to have become effective promptly thereafter, to the extent applicable) a prospectus supplement or additional registration statement registering the offering and sale of such Holder’s Registrable Securities on a delayed or continuous basis pursuant to Rule 415 (which, following its effectiveness, shall be deemed to be included within the definition of Resale Shelf Registration Statement for purposes of this Agreement).

(d) Until such time as the Company is no longer required to keep the Resale Shelf Registration Statement effective pursuant to Section 2.2(a) hereof, the Company shall not amend or supplement the Resale Shelf Registration Statement to remove any shares of Common Stock previously included therein pursuant to Section 2.2 solely because such shares of Common Stock cease to be Registrable Securities as a result of becoming eligible to be sold by the applicable Holder thereof pursuant to Rule 144 without regard to the volume limitations thereof.

Section 2.3. Underwritten Offering Rights. (a) At any time while the Resale Shelf Registration Statement is effective, any one or more Holder(s) may make written requests for underwritten offerings (a “Underwritten Offering Demand Notice”) of Registrable Securities included in the Resale Shelf Registration Statement (each, an “Underwritten Offering Demand”); provided, however, that an Underwritten Offering Demand may only be made if it relates to Registrable Securities having a Market Value of at least $25 million on the trading day immediately preceding the date that the Underwritten Offering Demand Notice is sent to the Company. The Company shall not be obligated to effect more than one Underwritten Offering

Demand in any consecutive 12 month period. After an Underwritten Offering Demand Notice is received by the Company, the Company shall promptly provide such Underwritten Offering Demand Notice to all other Holders, and the Company will use all commercially reasonable efforts to include in such underwritten offering any Registrable Securities requested to be included by such other Holders by notice to the Company provided within five Business Days of the date on which such notice was provided to such other Holders. Any Underwritten Offering Demand Notice will specify (i) the Registrable Securities proposed to be sold by such Holder(s), (ii) the desired Offering Launch Date for the underwritten offering, which shall not be less than seven (nor more than ten) Business Days following the date on which the Underwritten Offering Demand Notice is provided to the Company and (iii) a single Person who shall serve as the representative of the Holders with respect to the underwritten offering (the “Underwritten Offering Representative”). Subject to Section 2.5, the Company will have the right to include shares of Common Stock to be sold for its own account or shares owned by other holders of Common Stock in an offering pursuant to an Underwritten Offering Demand.

(b) Upon receiving an Underwritten Offering Demand Notice, the Company shall use all commercially reasonable efforts to prepare the applicable offering documents and take such other actions as are set forth in Section 2.6 relating to such offering in order to permit the Offering Launch Date for such underwritten offering to occur on the date set forth in the Underwritten Offering Demand Notice. The Demand Offering Representative shall have the right to determine the actual Offering Launch Date; provided that, without the Company’s consent, the Offering Launch Date may not be more than ten Business Days following the date on which the Underwritten Offering Demand Notice is provided to the Company. The Company will have the right to select the underwriters (and their roles) in the offering; provided that such underwriters are reasonably acceptable to the Demand Offering Representative, and (ii) the Demand Offering Representative, on behalf of the Holders, will have the right to determine the structure of the offering and negotiate the terms of any underwriting agreement as they relate to the Holders, including the number of shares to be sold (if not all shares offered can be sold at the highest price offered by the underwriters), the offering price and underwriting discount. The Company will coordinate with the Demand Offering Representative in connection with the fulfillment of its responsibilities pursuant to Section 2.6 and will be entitled to rely on the authority of the Demand Offering Representative to act on behalf of all Holders with respect to the offering.

(c) In addition to the provisions set forth in Section 2.13, the Company shall not be obligated to effect, or take any action to effect, an underwritten offering for which the proposed Offering Launch Date is scheduled to occur during a period when the Holders are prohibited from selling their Registrable Securities pursuant to lock-up agreements entered into (or that were required to be entered into) in connection with any prior underwritten offering conducted by the Company on its own behalf or on behalf of selling stockholders, unless the Holders have obtained the consent of the counterparties to such lock-up agreements. The Demand Offering Representative may revoke an Underwritten Offering Demand Notice at any time by providing written notice of such revocation to the Company and, for purposes of determining the number of Underwritten Offering Demands to which the Holders are entitled, an Underwritten Offering Demand Notice that was revoked will not count as an Underwritten Offering Demand unless such revocation occurs after the Offering Launch Date and the Company does not sell any shares of Common Stock for its own account pursuant to such offering.

Section 2.4. Underwritten Offering Piggyback Rights. (a) Subject to the terms and conditions of this Agreement and at any time while a Demand Registration Statement or the Resale Shelf Registration Statement is not effective, at least seven Business Days prior to the Offering Launch Date with respect to a proposed underwritten offering of Common Stock by the Company (other than in connection with the Company’s IPO), the Company shall give written notice of the filing of a registration statement to all Holders (the “Offering Notice”), which notice shall offer the Holders the opportunity to include such number of shares of Registrable Securities in the offering as each such Holder may request (“Piggyback Rights”). Subject to Sections 2.4(b) and 2.5, each Holder will have the right to include in such underwritten offering (and registration statement, if applicable) any Registrable Securities requested to be included by such Holder by notice to the Company provided within five Business Days after the Company provides the Offering Notice. Each Holder agrees that such Holder will treat as confidential the receipt of any Offering Notice and shall not disclose or use the information contained in such Offering Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by a Holder in breach of the terms of this Agreement.

(b) At least seven Business Days prior to filing a registration statement with respect to a proposed underwritten offering of Common Stock by the Company, the Company shall provide notice to the Holders of such anticipated filing together with a form of the Notice and Questionnaire to be completed by each Holder desiring to have any of such Holder’s Registrable Securities included in the proposed underwritten offering of Common Stock. The Notice and Questionnaire provided shall solicit information from each Holder regarding the number of Registrable Securities such Holder desires to include in the proposed underwritten offering of Common Stock and such other information relating to such Holder as the Company determines is reasonably required in connection with such offering, including, without limitation, all information relating to such Holder required to be included in the offering or that may be required in connection with applicable FINRA or other regulatory filings to be made in connection with the offering. Any Holder that has not delivered a duly completed and executed Notice and Questionnaire within five Business Days after the Company provides the notice referred to above will not be entitled to have such Holder’s Registrable Securities included in the offering.

(c) The Company shall have the right to determine the Offering Launch Date for such offering and the structure of the offering and negotiate the terms of any underwriting agreement (other than those provisions relating to the Holders), including the number of shares to be sold (if not all shares offered can be sold at the highest price offered by the underwriters), the offering price and underwriting discount. The Company will also have the right to determine the underwriters (and their roles) in the offering. The Holders shall be permitted to withdraw any of their Registrable Securities included therein by delivering written notice to the Company at least ten Business Days prior to the Offering Launch Date. The Company will coordinate with the Holders in connection with the fulfillment of its responsibilities pursuant to Section 2.6.

Section 2.5. Reduction of Offering. Notwithstanding anything contained herein, if the managing underwriter(s) of an Offering advise(s) the Company and the Holder(s) of the Registrable Securities included in such Offering, in writing, that the aggregate number of shares of Common Stock to be sold by the Company or any other stockholder (other than a Holder), if any, and Registrable Securities requested to be included in the Offering exceeds the amount that they believe could be sold without adversely affecting the Offering, then the aggregate number of shares of Common Stock to be sold by the Company or any other stockholder (other than a Holder), if any, and Registrable Securities will be reduced to the amount recommended by such managing underwriter(s). With respect to an underwritten offering of Common Stock pursuant to an Underwritten Offering Demand, such reduction will be achieved by, first, reducing, or eliminating if necessary, all shares of Common Stock requested or desired to be included in such Offering by the Company for its own account and any other stockholders (other than Holders) seeking to participate in such Offering in the manner agreed to by the Company and such stockholders or, if no agreement exists, pro rata based on the number of shares requested or desired to be included by the Company and each such other stockholder and, then, if necessary, reducing the Registrable Securities requested to be included by the Holders pro rata based on the number of Registrable Securities requested to be included in such Offering or in such other manner as is agreed to by the Holders. With respect to a Piggyback Offering initiated by the Company, such reduction will be achieved by, first, reducing, or eliminating if necessary, all shares of Common Stock requested to be included in such Offering by any other stockholders (other than Holders) seeking to participate in such Offering in the manner agreed to by such stockholders or, if no agreement exists, pro rata based on the number of shares requested to be included by each stockholder and, then, if necessary, reducing the Registrable Securities requested to be included by the Holders pro rata based on the number of Registrable Securities requested to be included in such Offering or in such other manner as is agreed to by the Holders.

Section 2.6. Registration Procedures; Filings; Information. In connection with a Registration Statement or Offering in which one or more Holders are participating:

(a) Prior to filing a Registration Statement or prospectus or any amendment or supplement thereto which relates to Registrable Securities, the Company will furnish to each Holder holding such Registrable Securities (and, if such filing relates to an underwritten offering, to the managing underwriter(s) for such offering and its counsel, upon request by the Holders holding a majority of the Registrable Securities included in such offering) a copy of such Registration Statement, prospectus or amendment or supplement thereto as proposed to be filed, which shall be subject to review by such parties, and thereafter furnish to each Holder of such Registrable Securities such number of conformed copies of such Registration Statement, prospectus or amendment or supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) as such Holder may reasonably request for such Holder’s records or in order to facilitate the disposition of the Registrable Securities owned by such Holder; provided, however, that this Section 2.6(a) shall not apply to (i) an amendment or supplement relating solely to securities other than such Holder’s Registrable Securities, and (ii) an amendment or supplement by means of an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, a Proxy Statement on Schedule 14A, a Current Report on Form 8-K or a Registration Statement on Form 8-A or any amendments thereto filed with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference into a Registration Statement or prospectus. The Company shall not file any registration statement or prospectus or any amendment or supplement thereto which relates to Registrable Securities if reasonably objected to in writing by, (i) with respect to a Demand Registration Statement or a Resale Shelf Registration Statement, Holders of a majority of the Registrable Securities included therein or (ii) with respect to an Underwritten Offering Demand, the Demand Offering Representative.

(b) After the filing of a Registration Statement, the Company will immediately notify each Holder holding Registrable Securities covered by such Registration Statement of any stop order issued or threatened by the Commission and use all commercially reasonable efforts to prevent the entry of such stop order or to remove it if entered. If a stop order previously in effect with respect to a Registration Statement is removed, the Company will promptly notify each Holder holding Registrable Securities covered by such Registration Statement. Each Holder agrees that it will not dispose of any Registrable Securities pursuant to a Registration Statement while any stop order is in effect with respect to such Registration Statement.

(c) In connection with the filing of a Registration Statement including Registrable Securities or an Offering in which one or more Holders are participating, the Company will use all commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or “blue sky” laws of such jurisdictions in the United States (where an exemption does not apply) as any Holder or managing underwriter(s), if any, reasonably (in light of such Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (c), (B) subject itself to general taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction. The Company will promptly notify each Holder of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities held by such Holder for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose or the lifting of a suspension that was previously in effect. Each Holder agrees that it will not dispose of any Registrable Securities pursuant to a Registration Statement or an Offering in a manner requiring qualification under the securities or “blue sky” laws of any jurisdiction during any period of time while such qualification has been suspended.

(d) The Company will immediately notify each Holder at any time when a prospectus relating to such Holder’s Registrable Securities is required to be delivered under the Securities Act of the occurrence of an event (which may include obtaining preliminary information regarding the Company’s historical financial results that have not yet been publicly announced) a result of which the Company reasonably concludes a supplement or amendment to such prospectus should be prepared in order to ensure that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Upon the occurrence of such event, the Company will promptly prepare, file and, if applicable, make available to each Holder any such supplement or amendment; provided that any supplement or amendment relating to the historical financial results of the Company need not be prepared, filed or made available prior to the Company’s regularly scheduled date for the filing of such results unless a Demand Registration or Underwritten Offering Demand has been made. The Company will promptly notify each Holder when such supplement or amendment has been filed. Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of an event as set forth above, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until such Holder’s receipt of written notice from the Company that a supplement or amendment has been made. Each Holder also agrees that such Holder will treat as confidential the receipt of any notice from the Company of the occurrence of an event as set forth above and shall not disclose or use the information contained in such notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by a Holder in breach of the terms of this Agreement.

(e) The Company will use all commercially reasonable efforts to timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(f) In the case of an Offering in which one or more Holders are participating, the Company will enter into and perform its obligations under customary agreements (including an underwriting agreement, if any, in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities (including, to the extent reasonably requested by the managing underwriter(s), sending appropriate officers of the Company to attend “road shows” scheduled in reasonable number and at reasonable times in connection with any such Offering, and obtaining customary comfort letters and legal opinions) in connection with such Offering.

(g) The Company will make available for inspection by any Holder, any underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement and any attorney, accountant or other professional retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company as shall be required to enable them to exercise customary due diligence in accordance with the Securities Act, and cause the Company’s officers, directors and employees to supply all information required by any such Persons in order to exercise customary due diligence in accordance with the Securities Act in connection with the disposition of Registrable Securities pursuant to a Registration Statement, subject to entry by each such Person of a customary confidentiality agreement in a form reasonably acceptable to the Company; provided, however, that the Holders, participating underwriters and their representatives, if any, will use all commercially reasonable efforts to coordinate the foregoing inspection and information gathering so as to not materially disrupt the Company’s business operations.

(h) The Company will use all commercially reasonable efforts to cause all Registrable Securities covered by any Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(i) In addition to the Notice and Questionnaire, the Company may require each Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such Registration Statement or Offering. Each Holder further agrees to furnish as soon as reasonably practicable to the Company all information required to be disclosed in order to provide that information previously furnished to the Company by such Holder does not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in any registration statement not misleading in light of the circumstances in which they were made, and the Company agrees to promptly update any Registration Statement to reflect such information.

(j) In the case of an Offering, no Holder may participate unless such Holder (i) agrees to sell the Registrable Securities it desires to have included in the Offering on the basis provided in underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, as negotiated by the Company (other than those provisions relating to the Holders); provided that such Holder shall not be required to make any representations or warranties other than those related to title and ownership of such Holder’s shares and as to the accuracy and completeness of statements made in the applicable registration statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company or the managing underwriter(s) by such Holder for use therein. In addition, in connection with any Piggyback Offering, any Holder participating therein will be required to follow such additional procedures as are reasonably established by the Company and the managing underwriter(s) relating to such Holder’s participation in such Offering.

(k) No Holder will offer or sell, without the Company’s consent, any Registrable Securities by means of any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that is required to be filed by the Holder with the Commission pursuant to Rule 433 under the Securities Act.

(l) The Company will cooperate with the Holders and the managing underwriter(s) to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing Registrable Securities sold under any Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter(s) or such Holders may request and cause its transfer agent to cooperate in connection with any transfer of Registrable Securities pursuant to a Registration Statement or Offering.

Section 2.7. Registration Expenses. In connection with any Registration Statement or Offering in which one or more Holders are participating, the Company shall pay all customary registration and offering expenses incurred, regardless whether such Registration Statement is declared effective by the Commission or such Offering is completed, including: (a) all registration, filing and stock exchange fees, (b) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, (d) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities, (f) the fees and disbursements of legal counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, including in connection with the preparation of any Registration Statements, comfort letters, and any custodian, transfer agent and registrar fees, (g) reasonable fees and disbursements of legal counsel to the Holders (not to exceed $25,000) in connection with such Registration Statement and/or Offering; provided that the Company will not be responsible for fees and disbursements of more than one firm of attorneys for all Holders and (h) the reasonable fees and expenses of any special experts retained by the Company in connection with such Registration Statement and/or Offering. The Company shall have no obligation to pay any transfer taxes or underwriting, brokerage or other similar fees, discounts or commissions attributable to the sale of Registrable Securities or expenses borne by the underwriters.

Section 2.8. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities, its officers, directors, agents, partners, members, trustees, executors, employees, managers, advisors, attorneys, representatives and Affiliates, and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against, as incurred, any and all losses, claims, damages, judgments and liabilities (or actions in respect thereof) (the “Liabilities”) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, preliminary prospectus, prospectus, or free writing prospectus (including all document incorporated therein by reference) relating to the Registrable Securities (in each case, as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, (with respect to any preliminary prospectus, prospectus or free writing prospectus, in light of the circumstances under which they were made), not misleading, except insofar as such Liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission included in reliance upon and in conformity with information furnished in writing to the Company by such Holder or on such Holder’s behalf expressly for inclusion in a Registration Statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto).

Section 2.9. Indemnification by Holders of Registrable Securities. Each Holder agrees, severally but not jointly or jointly and severally, to indemnify and hold harmless the Company, its officers, directors, agents, partners, members, trustees, executors, employees, managers, advisors, attorneys, representatives and Affiliates, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information relating to such Holder included in reliance upon and in conformity with information furnished in writing by such Holder or on such Holder’s behalf expressly for use in any registration statement, preliminary prospectus, prospectus or free writing prospectus relating to the Registrable Securities, or any amendment or supplement thereto; provided that the liability of each Holder shall be limited to the net proceeds (after deducting underwriting commissions and discounts, if any) received by such Holder from the sale of its Registrable Securities pursuant to any such registration statement. In case any action or proceeding shall be brought against the Company or its officers, directors, agents, employees, attorneys, representatives or Affiliates or any such controlling person, in respect of which indemnity may be sought against such Holder, such Holder shall have the rights and duties given to the Company, and the Company or its officers, directors, agents, employees, attorneys, representatives or Affiliates or such controlling person shall have the rights and duties given to such Holder, by Section 2.10.

Section 2.10. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.8 or 2.9, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of any obligations under Section 2.8 or 2.9, except to the extent such Indemnifying Party is materially prejudiced by such failure; provided further, that the failure to notify an Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party otherwise under Section 2.8 or 2.9. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (b) representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnifying Party and the Indemnified Party. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.8 hereof, the Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.9, the Company, in each case, subject to the written consent of the Indemnifying Party (such consent shall not be unreasonably withheld, conditioned or delayed). The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (such consent shall not be unreasonably withheld, conditioned or delayed), but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.

Section 2.11. Contribution. If the indemnification provided for in Section 2.8 or 2.9 hereof is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities that otherwise would have been covered by Section 2.8 or 2.9 hereof, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of each such Indemnified Party, on the other hand, in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party on the one hand and of each Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.11, the liability of each Holder shall be limited to the net proceeds (after deducting underwriting commissions and discounts, if any) received by such Holder from the sale of its Registrable Securities pursuant to any such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holder’s obligations to contribute pursuant to this Section 2.11, if any, are several in proportion to the proceeds of the offering actually received by such Holder (after deducting underwriting commissions and discounts, if any) bears to the total proceeds of the offering received by all the Holders and not joint.

For purposes of this Section 2.11, each Person, if any who controls a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as a Holder, and each director of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

Section 2.12. Rule 144. The Company covenants that it will use all commercially reasonable efforts to make and keep current public information regarding the Company available as those terms are defined in Rule 144 and file in a timely manner any reports and documents required to be filed by it under the Securities Act and the Exchange Act. Upon the request of any Holder, (a) the Company shall furnish to any Holder (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time more than 90 days after the effective date of the registration statement for the Company’s initial public offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (b) the Company shall use all commercially reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 2.13. Suspension of Use of Registration Statement. The Company shall have the right, in limited circumstances, to postpone its obligations in connection with a Demand Registration or Underwritten Offering Demand and/or suspend the use of any Registration Statement that has become effective for up to 30 consecutive days (except as a result of a refusal by the Commission to declare a post-effective amendment to a Registration Statement effective after the Company has used all commercially reasonable efforts to cause the post-effective amendment to be declared effective by the Commission, in which case, the Company must terminate the black-out period immediately following the effective date of the post-effective amendment) and not more than twice in any consecutive 12-month period (a “Suspension Period”) if: a majority of the Board of Directors of the Company determines in good faith (A) that any such action would interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company; (B) that any such action would require premature disclosure of material non-public information that the Company has a bona fide business purpose for preserving as confidential; (C) that any such action would render the Company unable to comply with requirements under the Securities Act or Exchange Act; or (D) that it is required by law, rule or regulation to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to ensure that the prospectus (1) contains the information required under Section 10(a)(3) of the Securities Act, (2) discloses any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein or (3) discloses any material information with respect to the plan of distribution that was not disclosed in the Registration Statement or any material change to such information; provided that the Company notifies the applicable Holders in writing of its determination to this effect (a “Suspension Notice”). Upon the occurrence of any such suspension, the Company shall use all commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement such Registration Statement on a post effective basis or to take such action as is necessary to make resumed use of the Registration Statement as soon as practicable. Each Holder agrees that such Holder shall not dispose of any Registrable Securities pursuant to a Registration Statement during any Suspension Period, shall treat as confidential the receipt of such Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until the earlier of such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by a Holder in breach of the terms of this Agreement, or the end of the applicable Suspension Period. The Company agrees to notify the Holders in writing as promptly as practicable following the end of a Suspension Period and the Holders may thereafter recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings).

Section 2.14. Lock-Ups. In connection with any underwritten offering of Common Stock by a Holder pursuant to this Agreement or by the Company, the Company and each

Significant Holder agree to enter into customary lock-up agreements, as negotiated by the Company, restricting, among other things, future sales of Common Stock by such Persons; provided that the length of the restrictions contained in the lock-up agreement required to be signed by the Holders shall not extend beyond the duration of the similar restrictions agreed to by the Company, with respect to the Company’s or its directors’ and executive officers’ activity (whichever period is shorter), in connection with such offering.

ARTICLE III

MISCELLANEOUS

Section 3.1. Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

Section 3.2. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of (i) the Company; and (ii) Holders that hold a majority of the Registrable Securities; provided, however, that the provisions of this Agreement may not be amended, modified or supplemented and the observance of any term hereof may not be waived with respect to any Holder without the written consent of such Holder, unless such amendment, termination, or waiver applies to all Holders in the same fashion. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

Section 3.3. Notices. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery or courier guaranteeing overnight delivery, by facsimile transmission or such other means as are agreed to by the parties hereto:

(a) if to any Holder, initially to the address indicated in such Holder’s Notice and Questionnaire or, if no Notice and Questionnaire has been delivered, to the address or facsimile number provided by the Initial Holder set forth on the signature page hereto; and

(b) if to the Company, initially at Hannon Armstrong Sustainable Infrastructure Capital, Inc., 1906 Towne Centre Boulevard, Suite 370, Annapolis, Maryland 21401, Attention: Office of the General Counsel, facsimile: (410) 571-6199 or to such other address as the Company may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given, delivered, sent, received and provided for purposes of this Agreement: at the time delivered by hand, if personally delivered; and on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery.

Section 3.4. Successors and Assigns; Assignment of Registration Rights. Each (i) MissionPoint Initial Holder may transfer its rights under this Agreement with respect to its Registrable Securities to any investor in Fund I, Fund II or Fund III and (ii) Holder may transfer its rights under this Agreement with respect to its Registrable Securities to any Person with the prior written consent of the Company (each, an “Eligible Assignee”). Any Eligible Assignee must agree in writing to be bound by the provisions of this Agreement (and execute a counterpart signature page or joinder agreement hereto setting forth such obligations) in order to become a party to this Agreement. Except as set forth in this Section 3.4, the rights under this Agreement are not transferable.

Section 3.5. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 3.6. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the choice of law or conflict of law provisions thereof.

Section 3.7. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 3.8. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, including the Registration Rights Agreement, dated as of May 31, 2007, entered into by Hannon Armstrong Capital LLC, MissionPoint HA Parallel Fund, L.P. and the other registerable holders party thereto. This Agreement will control in all respects a Registration Statement filed pursuant to this Agreement, or any other matter covered hereby, with respect to Registrable Securities.

Section 3.9. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.10. Termination. Notwithstanding any other provision of this Agreement, the obligations of the parties under this Agreement shall cease when all shares of Common Stock that comprise Registrable Securities have been disposed of pursuant to a registration statement or may be sold pursuant to Rule 144 without regard to the volume limitations thereof, except, in each case, for any obligations under Sections 2.7, 2.8, 2.9, 2.10 and 2.11.

Section 3.11. Waiver of Jury Trial. The parties hereto (including any Initial Holder and any subsequent Holder) irrevocably waive any right to trial by jury.

Section 3.12. Subsequent Registration Rights. The Company may grant registration rights in the future, provided they are not inconsistent with the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Jeffrey W. Eckel
	Name:	Jeffrey W. Eckel
	Title:	President and Chief Executive Officer

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Jeffrey W. Eckel
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ John J. Christmas
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Steven L. Chuslo
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ David K. Watson
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Daniel K. McMahon
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Nathaniel J. Rose
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	/s/ Nathaniel J. Rose 410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Scott J. Foster
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Lisa A. Hale
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Brian J. Harenza
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Michael J. Hester
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Marvin R. Wooten, Jr.
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ J. Brendan Herron, Jr.
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ G. Michael Bruce
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Cielo P. Carranza
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Amanda S. Cimaglia
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Jody Clark
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Jonelle G. Clarke
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Katherine M. Dent
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Patrick M. Fox
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Polly Ortlieb
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

INITIAL HOLDERS

By:	/s/ Joshua J. Mersfelder
Name:
Title:

Address:	1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401

Fax No.:	410-571-6199

Signature Page – Registration Rights

Agreement

MISSIONPOINT HA PARALLEL FUND, LLC

By:	MissionPoint Capital Partners LLC, its Manager

By:	/s/ Jesse Fink
Name:	Jesse Fink
Title:	Executive Committee Member

By:	/s/ Mark Cirilli
Name:	Mark Cirilli
Title:	Executive Committee Member

Signature Page – Registration Rights

Agreement

MISSIONPOINT HA PARALLEL FUND II, LLC

By:	MissionPoint Capital Partners LLC, its Manager

By:	/s/ Jesse Fink
Name:	Jesse Fink
Title:	Executive Committee Member

By:	/s/ Mark Cirilli
Name:	Mark Cirilli
Title:	Executive Committee Member

Signature Page – Registration Rights

Agreement

MISSIONPOINT HA PARALLEL FUND III, LLC

By:	MissionPoint Capital Partners LLC, its Manager

By:	/s/ Jesse Fink
Name:	Jesse Fink
Title:	Executive Committee Member

By:	/s/ Mark Cirilli
Name:	Mark Cirilli
Title:	Executive Committee Member

Signature Page – Registration Rights

Agreement

SCHEDULE I

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Sch. I-1